February 12, 2002                           December Quarter - Semiannual Report

Dear Ultra-Small Company Tax Advantage Portfolio Shareholder,

The Portfolio returned 10.4% in the six months from June through December of 2001. Over the same period, the Russell 2000 Index of small companies was down 4.1% and the CRSP Index of ultra-small companies was up 8.9%. We trounced all other passively managed domestic equity index funds according to data from Morningstar. I am very pleased.

Ultra-small stocks were a good place to "hide out" in the bear market of 2001. For the full calendar year 2001, our Portfolio was up 24.0%, compared to 2.5% for the Russell 2000 Index and 39.3% for the CRSP Cap-Based Portfolio 10 Index. After lagging large companies from 1994 through the fall of 1999, ultra-small companies have made an impressive comeback. With the Dow Jones Industrial Average Index down 5.4%, the S&P 500 Index down 11.9%, and the technology laden NASDAQ Composite down 20.8%, our portfolio appreciated well into double digits. While I'd certainly like to pause to celebrate the achievement of beating the average small-cap fund (as represented by Lipper's small-cap fund index) by a huge 33.3% over the last year in a bear market environment, I should also remind you that ultra-small stocks usually fall farther than large stocks in most bear markets, and I expect this Portfolio to fall farther as well in most downturns; this is not an "anti-gravity" fund.

[LINE GRAPH]

                                         6/30/97          9/30/97          12/31/97         3/31/98          6/30/98
USC TAX ADVANTAGE PORTFOLIO             10,000.00        11,280.00         9,960.00        11,720.00        11,380.00
CRSP CAP-BASED PORTFOLIO 10             10,000.00        11,590.52        10,738.57        12,087.71        11,311.43
RUSSELL 2000 (SMALL GROWTH STOCKS)      10,000.00        10,977.50        10,609.90        11,677.08        11,132.71

                                         9/30/98          12/31/98         3/31/99          6/30/99          9/30/99
USC TAX ADVANTAGE PORTFOLIO              8,780.00         9,780.00         9,160.00         9,920.00        10,300.00
CRSP CAP-BASED PORTFOLIO 10              8,583.63         9,528.71         9,290.05        10,648.34        10,368.87
RUSSELL 2000 (SMALL GROWTH STOCKS)       8,889.95        10,339.81         9,778.94        11,299.72        10,585.26

                                         12/31/99         3/31/00          6/30/00          9/29/00          12/29/00
USC TAX ADVANTAGE PORTFOLIO             12,860.00        14,140.00        13,240.00        14,440.00        12,946.21
CRSP CAP-BASED PORTFOLIO 10             12,193.06        14,358.30        13,107.70        13,162.14        10,555.32
RUSSELL 2000 (SMALL GROWTH STOCKS)      12,537.69        13,425.85        12,918.39        13,061.20        12,158.93

                                         3/30/01          6/30/01          9/30/01          12/31/01
USC TAX ADVANTAGE PORTFOLIO             13,228.09        14,536.80        13,610.63        16,051.06
CRSP CAP-BASED PORTFOLIO 10             11,734.36        13,358.93        11,430.07        14,542.12
RUSSELL 2000 (SMALL GROWTH STOCKS)      11,367.95        12,992.20        10,291.22        12,461.18

Performance Summary

The following table presents SEC standardized performance for 6 months, one-year and life-to-date. The graph below presents our 6-month, one-year and life-to-date performance versus the same benchmarks.

                                                     6 months         1 Year         Life-to-Date
                                                      7/1/01          1/1/01           7/31/97
                                                   to 12/31/01      to 12/31/01      to 12/31/013
                                                   -----------      -----------      -----------
Ultra-Small Company Tax Advantage Portfolio             10.4%            24.0%             11.3%
CRSP Cap-Based Portfolio 10 Index (1)                    8.9%            37.8%              8.8%
Russell 2000 Index (2)                                  -4.1%             2.5%              5.1%

(1) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,966 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. We seek to approximate the performance of this Index.

(2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). The latter index is the most widely tracked index among small company funds but is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Portfolio.

(3) Life-to-Date returns are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Calendar Year Performance -- What Worked

Thirty-seven of our companies more than doubled in the calendar year One of the characteristics of ultra-small companies as an asset class is that in any year a larger percentage (than other size companies) are likely to double or quadruple; however, a larger number also go bankrupt. For 2001 our winners signficantly outweighed our losers. Here's the list:

Rank   Description                                Industry                           % Gain
----   -----------                                --------                           ------
 1     Racing Champions Corp.                     Toys/Games/Hobbies                 689.4%
 2     Digital River Inc.                         Internet                           570.3%
 3     Circuit City Stores-Carmax                 Retail                             477.5%
 4     INSpire Insurance Solutions Inc.           Software                           456.6%
 5     Movie Gallery Inc.                         Retail                             401.5%
 6     Oregon Steel Mills Inc.                    Iron/Steel                         364.8%
 7     Gart Sports Company                        Retail                             337.8%
 8     RMH Teleservices Inc.                      Telecommunications                 272.5%
 9     Almost Family Inc.                         Healthcare-Services                266.4%
 10    EDO Corporation                            Aerospace/Defense                  264.8%
 11    Duck Head Apparel Company Inc.             Apparel                            230.3%
 12    Tier Technologies Inc.                     Computers                          227.9%
 13    FTI Consulting Inc.                        Commercial Services                220.0%
 14    Merit Medical Systems Inc.                 Healthcare-Products                220.0%
 15    D&K Healthcare Resources Inc.              Pharmaceuticals                    219.7%
 16    Option Care Inc.                           Healthcare-Services                216.9%
 17    Drugstore.Com                              Internet                           195.6%
 18    Jones Apparel Group Inc.                   Apparel                            170.1%
 19    Rocky Mountain Choc Fact Inc.              Food                               168.7%
 20    Cornell Cos Inc.                           Commercial Services                160.5%
 21    Document Sciences Corp.                    Software                           160.4%
 22    TRC Cos Inc.                               Environmental Control              158.1%
 23    EPIQ Systems Inc.                          Software                           154.2%
 24    AC Moore Arts & Crafts Inc.                Retail                             153.9%
 25    Liquent Inc.                               Software                           143.9%
 26    Viisage Technology Inc.                    Electronics                        141.1%
 27    Ask Jeeves                                 Internet                           124.8%
 28    Schuler Homes Inc.                         Home Builders                      120.6%
 29    Community Bankshares Inc.                  Banks                              118.5%
 30    Perini Corp.                               Engineering & Construction         117.4%
 31    First American Health Concepts             Healthcare-Services                110.8%
 32    IMPCO Technologies Inc.                    Auto Parts & Equipment             110.3%
 33    Maxcor Financial Group                     Diversified Financial Services     108.0%
 34    Aaon Inc.                                  Building Materials                 107.5%
 35    Emusic.com Inc.                            Internet                           102.6%
 36    Landair Corp.                              Transportation                     100.2%
 37    DEL Global Technologies Corp.              Healthcare-Products                100.0%

Our top performer, Racing Champions, makes die-cast toy racing replicas. I guess when the economy slows down, people stop buying the real thing in favor of replicas. As a matter of fact, I bought one today. (Really!)

Detailed Explanation of Calendar Year Performance -- What Didn't Work

Of course, not everything in our Portfolio went up. Twenty-one of our companies lost more than half their value. With ultra-small companies, diversification becomes very important; it is a strength of this Portfolio. We currently own about 450 companies.

Rank   Description                                Industry                           % Loss
----   -----------                                --------                           ------
 1     Quokka Sports Inc.                         Internet                           -99.9%
 2     Egghead.com Inc.                           Internet                           -99.0%
 3     Network Commerce Inc.                      Internet                           -96.4%
 4     SBE Inc.                                   Telecommunications                 -88.6%
 5     EntrePort Corp.                            Internet                           -87.4%
 6     Artificial Life Inc.                       Internet                           -80.7%
 7     Leapnet Inc.                               Advertising                        -77.8%
 8     Vitech America Inc.                        Computers                          -77.3%
 9     Concero Inc.                               Internet                           -76.5%
 10    America Service Group Inc.                 Healthcare-Services                -70.7%
 11    iGO Corp.                                  Internet                           -70.4%
 12    Gradco Systems Inc.                        Office/Business Equip.             -66.2%
 13    RoweCom Inc.                               Internet                           -64.9%
 14    Ashford.com Inc.                           Internet                           -63.3%
 15    American Skiing Company                    Entertainment                      -61.6%
 16    Hall Kinion & Associates Inc.              Commercial Services                -61.0%
 17    Dice Inc.                                  Commercial Services                -60.9%
 18    Farmstead Telephone Group                  Telecommunications                 -60.2%
 19    Kellstrom Industries Inc.                  Aerospace/Defense                  -58.3%
 20    Viador Inc.                                Internet                           -56.9%
 21    SmartDisk Corp.                            Computers                          -56.1%

It may not be surprising that our three worst performers were dot.coms. In the last quarter of 2000, Internet-related companies had taken such a beating that many fell into ultra-small territory and comprised more than 10% of the CRSP index of ultra-small companies. We figured that some would recover and some would go right on out of business. Perusing the best and worst lists above, this appears to have been the case.

Continued Ultra-Small Stock Dominance

TRANSLATION: With no promises about future performance, there is reason to believe ultra-small stocks may continue to do well relative to large ones in 2002.

As reported in my annual report six months ago, one of the unusual statistical phenomena in the stock market is size "persistence." That is, small stocks tend to outperform large ones in the current year if they did the year before. From 1994 through the fall of 1999, ultra-small stocks suffered their longest and most dramatic underperformance relative to large stocks in the last 75 years. They "turned the corner" at the end of 1999. True to form, ultra-small stocks outperformed each of the larger categories of U.S. stocks in 2000 and again in 2001. We think that performance still bodes well for 2002, as we think investors will continue to find relative value here. Of course, some ultra-small stocks are not as cheap as they were two years ago, and some day the tide will turn back the other direction. We'll see how long that takes. Here's the official record based on data from the Center for Research in Security Prices (decile 1 - largest stocks, decile 10 - smallest stocks):


               CRSP Cap-Based Portfolio 1 through 10 Index Returns
                                 (Calendar Year)

 Decile      1998       1999        2000       2001
 ------      ----       ----        ----       ----
   1         35.2%     24.7%        -13.8%    -15.3%
   2         12.5%     20.0%         -0.2%     -8.4%
   3          7.7%     35.3%         -5.9%     -5.0%
   4          7.3%     30.0%         -9.4%     -0.3%
   5          1.0%     26.3%         -7.6%     -2.0%
   6          0.6%     34.9%        -10.5%      8.0%
   7         -0.5%     27.0%        -10.4%     12.2%
   8          0.3%     38.1%        -12.3%     21.9%
   9         -4.7%     35.4%        -13.6%     31.7%
   10       -11.3%     28.0%        -13.4%     37.8%


Bridgeway Passively Managed Fund Performance

Over the last three years through December 31, Bridgeway Ultra-Small Company Tax Advantage Portfolio has outperformed all of the other 205 domestic equity index funds according to data from Morningstar. This does not surprise me insofar as ultra-small stocks have tended to outperform all larger categories of stocks when small stocks in general outperform large ones. However, they have not done this in all market environments, and I would not expect superior performance in all market environments in the future. Our primary advantages are a potentially more vigorous (and volatile) asset class, the potential to turn high spreads (the difference between the best quoted ultra-small company purchase and sale prices) around in favor of the shareholder, and (compared to a majority of smaller-cap mutual funds) a lean expense ratio. Add to that the fact that we have yet to distribute a capital gain, a big advantage for shareholders in taxable accounts, and I believe this is "quite a fund product."

This one is not the only passively managed Bridgeway portfolio to shine recently, however. Way over on the other end of the size spectrum, Bridgeway Ultra-Large 35 Index Portfolio has outperformed all of the other 112 large-cap blend index funds over the last three years and the only one with a positive return. ("Large-cap blend" is the category that contains the majority of money devoted to indexing.) Bridgeway Ultra-Large 35 Index Portfolio has now outperformed the S&P 500 Index in three of the last four calendar years. At Bridgeway, we're a bit "esoteric," like following an unheard of small-cap index and trying to "create a better mousetrap" with a different large-cap index construction. Four and a half years is too short a period to demonstrate superiority, but so far, I'm extremely pleased with our passively managed products.

Which Fund Family Had the Best Returns in 2001?

TRANSLATION: We beat the big guys again.

After the end of the calendar year, several publications present the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records. I haven't figured out why these reporters are so obsessed with the largest.

Anyway, for the last three years I've played the game of "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" In 1999, we beat all twenty. We did it again in 2000. 2001 was the third year in a row, and by a substantial margin. Of course, Bridgeway had an unfair advantage in 2001 since we have a higher percentage of small company funds and small companies did better than large ones. Nevertheless, I'm pretty proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance and cost management.

Positioning for the New Market Environment or A dissenting vote from a "not smart" investor

TRANSLATION: A good long-term investment plan should consider your cash needs and risk tolerance, pay attention to diversification, pay attention to costs (including trading costs), and pay some attention to tax efficiency. You shouldn't need to change the plan for up and down markets,* for Federal Reserve decisions, for the economy overall, for government leadership changes or fiascoes, or for the possibility of more terrorist attacks. It's probably impossible to predict these events, along with their effect on the market, beforehand anyway.

*However, you may need to rebalance your asset allocation (how much is in stocks, bonds, and cash) every so often to keep it in line with your plan.

From the managing editor of a major financial publication:

         Do you think the financial environment is dramatically changed from a few years ago? And if so, do you feel that your personal financial challenges are changing, too? . . . Of course, we all know that the answers to these questions are yes and yes. In fact, in this environment, I'd say any smart investor--or investing magazine--certainly must change.

These two questions, presented just after the market drop following the terrorist attacks, are not so rhetorical to me. In fact, it reminds me how often investment sales people and journalists (as a group; of course there are exceptions), prey on investors' emotions in up and down markets. Alas, that's a different topic; I'll stick to the two questions at hand.

Do I think the environment has changed? Well, yes, three years ago technology was king, and in the last year technology was the dog. (My beagle would not appreciate my saying this.) But quite frankly, these facts are irrelevant. As an investor, the only relevant point is what the next year looks like, and I put no confidence in my or anyone else's ability to predict it. As far as an intelligent investor and the questions above are concerned, I would answer, "Yes." (the environment is always changing), "So, what." (it should have no effect on a good long-term investment plan), and "no" (I'm still just as focused on investing to pay college expenses and to fund retirement as I ever was -- that is, I'm not changing a thing about my personal investment plan or the management of this Portfolio or, likely, how I feel about it). Actually, this exercise illustrates what I feel are some of Bridgeway's strengths: We are very disciplined in the execution of our strategy; the investment process at Bridgeway looks very much the same in a bull market as a bear market; we're just trying to tap the potential advantages of an unusual asset class and execute our strategy in a way to minimize both transaction costs and taxable distributions. From an investing standpoint, all the rest is so much noise. Sometimes I think that a big portion of the "value" we add at Bridgeway is simply all the things we don't do and don't pay attention to. It's amazing how much money one can save (and how much more investment return one can keep) by not engaging in activities that destroy value.

My recommendation to you for the "new market environment" is the same as the "old market environment." Get a long-term plan consistent with your cash needs and risk tolerance; pay attention to diversification; pay attention to costs (including trading costs); pay some attention to tax efficiency. Then put the plan in place and don't worry about it. Steel yourself for the market downturns (we haven't seen the last one), and enjoy the upturns (we haven't likely seen the last one of these either).

How Does He Invest His Money?

TRANSLATION: I thought you'd be interested to know how I invest my money. I have a high threshold for the pain of a market downturn and I don't know your individual situation, so I don't propose that you copy what I'm doing.

I think a fair question of anyone managing your money is, "OK, so where do you invest your money?" I use Bridgeway managed portfolios for 100% of my longer-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stock directly; we "eat our own cooking.") I have a very high threshold for short-term volatility; some people say I have a steel stomach in a market downturn. Thus, it is more aggressive than is appropriate for most people. Also, I put almost no money in any stock market instrument that I believe I might spend in the next couple of years. (I use short-term and inflation-protected bond funds of other companies for this purpose.) The following new allocation reflects the addition of two new portfolios we started last year. Here's my target allocation:


                         ASSET ALLOCATION (% OF TOTAL)


                                  Less than                   Mid-term       Long-term       Long-term
                                   One-year    Short-term    Aggressive     Aggressive       Aggressive
Bridgeway-managed Fund             Taxable       Taxable      Taxable         Taxable       Tax-Deferred
----------------------             -------       -------      -------         -------       ------------
Ultra-Small Company                                    5           32              38                38
Micro-Cap Limited                                      5           18              22                22
Aggressive Investors 1                                             17              20                 8
Aggressive Investors 2                                 5            3               4                16
Calvert Large-Cap Growth                                            6               6                 6
Balanced                                              25           24              10                10
Inflation-Protected Treasuries           30           30
Short-term bonds                         40           30
Cash                                     30
                                        ---
Total                                   100          100          100             100               100

Of Returns and Raises

TRANSLATION: Over the last year, the total fees paid by the Portfolio went up due to an increased number of shareholders. The average fee (total expense ratio) paid by shareholders per dollar of investment remained the same 0.75% - about half the average small-cap mutual fund. We continue to work on reducing this expense rate. Fees and portfolio manager salaries are an open book at Bridgeway.

A recent poster to a fund web site chastised Bridgeway (and me personally) for raising its fees amidst declining returns for our Aggressive Investors 1 Portfolio. (The performance numbers quoted in the sections below are for Aggressive Investors 1 Portfolio rather than Ultra-Small Company Tax Advantage Portfolio; however, many of the principles apply here also.) I care a lot about this issue and since I believe Bridgeway is on the leading edge of this issue, I thought I'd use the post to illustrate some unusual characteristics of your Portfolio's management company. Here's the web site post:

         I have no problem with the fund [Aggressive Investors 1] itself. I am a little concerned about the reasoning of the fund manager, Mr. Montgomery. Last year he gave himself a raise despite losing money for his investors. We lose, he still wins? His reasoning regarding increasing management fees was, sure I lost money for you, but I didn't lose as much as other funds. This seemed unscrupulous to me. Maybe my goals are different, but I was paying a manager to make money for me not to lose money. I have no trouble paying a salary, but to give a raise? His reasoning was that of a politician. . . . I think he had a 3rd home mortgage to pay. Wall Street, where the losers win and the rest of us lose twice (decreased fund value and higher management fees).

Ouch. Fund managers and politicians. I hate stereotypes, but I can't help but sympathize with some of the shareholder's conclusions, even if most of them don't happen to apply at Bridgeway. Let's look at the specifics.

"Losing money for his investors." Since this was written in November 2001, I thought the writer would be referring to the down market of calendar year 2000, but Aggressive Investors 1 was up 13.6% when the S&P 500 Index was down 9.1%. So let's assume that the reader was referring to the most recently completed fiscal year (through June 30). The Portfolio was down 9.4%, the S&P 500 was down 14.8%, and Lipper's Index of Capital Appreciation Funds was down 18.1%. Shareholders' wealth in our Portfolio did decline by almost double digits. (It declined 11.2%, slightly more for all of calendar 2002 and even more over some shorter time periods.) This is an honest difference between the expectation of a shareholder and the investment objective of this Portfolio. 2002 was the first full calendar year we declined, so perhaps the shareholder invested based on prior years' positive returns only. However, our investment objective with respect to returns is "to exceed the total of the S&P 500 Index over longer periods of at least three years or more." I do not expect to outperform, indeed, I have not calibrated our models to seek to outperform, the market every year in the Aggressive Investors 1 Portfolio. Also, the first and most important risk of Aggressive Investors 1 is listed first in the risk section of the prospectus:
"Shareholders . . . are exposed to higher risk than the stock market as a whole and could lose money." So even if we meet our investment objective completely, I would still expect shareholders to be paying us to occasionally "lose money." (The previous and following two sentences also apply specifically to the Ultra-Small Company Tax Advantage Portfolio.) On the other hand, I would hope that we meet our longer-term objective and that shareholders would stay with us through the down periods. However, to put it bluntly, if you want never to see an annual decline, this Portfolio is most definitely not for you.

"Gave himself a raise." Everyone who works at Bridgeway takes part in a peer group evaluation process, which helps determine his or her salary. I am no exception. I am also not the primary person responsible for salary administration. If I were, I'm sure my salary would be different, but not necessarily more. In addition -- and this is a radical departure from industry practice -- like everyone at Bridgeway I am subject to a 7 to 1 salary cap. The highest compensated person cannot make more than seven times the lowest compensated employee. I feel that salaries and stock compensation at the high end in corporate America have gotten out of hand, and I believe the salary cap is one way to help protect our various "constituencies." (Ah ha, see, he really is a politician.)

Let's translate to "someone else gave him a raise." This is true. According to the statement of additional information available on our web site, my salary increased 24% in 2000 to $278,265. It went up again in 2001 to $282,701. I certainly feel that i have a very good salary. In the scope of our world's wealth, it may even be outrageous, but it is also most definitely a direct function of the performance of the portfolios i manage. What is probably most remarkable about my salary is that it is public information at all. To the best of my knowledge, this is unique in the mutual fund industry. You can look up the compensation of the executives of the companies in which we invest, and i feel you should be able to look up the salary of your portfolio manager as well. At bridgeway, you can.

"I lost money for you, but I didn't lose as much as other funds." I never said this with respect to compensation, because this hurdle would be too low for Bridgeway's actively managed portfolios. Most funds underperform their market benchmarks over longer time periods. Sure, we look at our performance versus our peers, but our compensation for the actively managed funds is only tied to our performance versus a market benchmark.

"Maybe my goals are different." It does pay to read the prospectus investment objective. I believe this is an accurate statement. You can call the Fund at 800-661-3550 for a prospectus or read it right online at www.bridgewayfund.com.

"I think he had a 3rd home mortgage to pay." I only have one mortgage, but I do have some family college education bills.

"Wall Street, where the losers win and the rest of us lose twice." I have my own criticism of "Wall Street," although I do like to visit New York City. Bridgeway is located in Houston.

Finally, a heart-warming reply concerning Aggressive Investors 1 Portfolio to the post above from a shareholder I've also never met:

         The last poster appears not to have read the Bridgeway literature, which I have; otherwise, he'd be a bit less critical of Montgomery. I feel strongly that Montgomery's interests are fully-aligned with those of the investors, evidenced as much as anything in the fact that the Bridgeway funds close at very small sizes (whereas other firms let them balloon since fees are asset-based). Although Bridgeway raised his fees, that's because he outperformed (now I forget) whether it's his peers or the benchmark (I think the latter, the S&P 500). Certainly you don't think most other firms are lowering fees now? To the contrary, "Company X," now "Company Y," other firms, too, are making formerly no-load funds loaded. For my money, I'd prefer all funds to be run by people of Montgomery's character. He's a straight arrow, as best I can tell.

We do try to align our interests as best we can with those of shareholders, and performance-based fees for actively managed portfolios are one way we try to accomplish it in our actively managed portfolios. In this portfolio, we just work hard to keep our expenses lean. In all fairness of disclosure, the management fee of any mutual fund is a very important conflict of interest, since what is income to the management firm is an expense of the fund and its shareholders. I believe the first poster is right for fretting about it. If more shareholders looked "under the hood" and voted positively and negatively with their feet, our industry would probably be healthier for it.

Thanks to both individuals for airing gripes and making their opinions known!

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2001; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming. In a big way, our shareholders have helped make Bridgeway what it is today.

Sincerely,


/s/ John Montgomery

John Montgomery

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2001


Industry    Company                                    Shares           Value
Common Stock - 78.2%
    Advertising - 0.4%
            Ventiv Health Inc. *                        40,600      $   148,596

    Aerospace/Defense - 0.8%
            Aerosonic Corp. *                            1,950           37,070
            EDO Corp.                                    3,700           97,865
            SIFCO Industries Inc. *                     18,700          104,159
            Titan Corp. *                                2,832           70,658
                                                                    ------------
                                                                        309,752
    Apparel - 1.3%
            Ashworth Inc. *                              1,200            9,468
            Barry (R.G.) *                              25,500          160,905
            Haggar Corp.                                14,050          152,443
            Jones Apparel Group Inc. *                     197            6,534
            Perry Ellis International Inc. *            17,500          166,250
            Steven Madden Ltd. *                           700            9,849
                                                                    ------------
                                                                        505,449
    Auto Parts & Equipment - 0.0%
            Raytech Corp. *                              3,400            8,840

    Banks - 6.3%
            Bancorp Rhode Island Inc.                    8,428          146,647
            Bank of The Ozarks                           6,400          162,560
            Bryn Mawr Bank Corp.                           230            6,498
            Capital Crossing Bank *                      9,400          172,490
            Capitol Bancorp Ltd.                           500            6,650
            Cascade Bancorp                                480            7,752
            Cass Information Systems Inc.                7,270          178,115
            Central Bancorp Inc.                         4,300          113,477
            Civic Bancorp *                              2,015           40,905
            CoBiz Inc.                                     600            8,100
            Commercial Bankshares Inc.                   3,700           88,837
            Community Financial Corp. *                 11,300          169,500
            Covest Bancshares Inc.                       6,675          124,823
            FNB Corp Inc.                                7,779          118,085
            First Banks America Inc. *                     400           12,608
            First Mariner Bancorp Inc. *                19,200          175,872
            First State Bancorporation                   3,510           74,763
            Glacier Bancorp Inc.                           567           11,805
            Greater Bay Bancorp                            364           10,403
            Greater Community Bancorp                    1,944           22,837
            IBERIABANK Corp.                               350            9,702
            Mercantile Bank Corp. *                      8,278          146,935
            NSD Bancorp Inc.                             2,800           56,000
            Northrim Bank                               11,780          168,218
            OAK Hill Financial Inc.                        400            6,304
            Patriot Bank Corp.                          13,900          148,035
            Prosperity Bancshares Inc.                     400           10,796
            Redwood Empire Bancorp                       5,410          132,545
            SouthTrust Corp.                               468           11,546
            Southside Bancshares Inc.                    8,086          101,479
            Yardville National Bancorp                   1,436           17,950
                                                                    ------------
                                                                      2,462,237

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry      Company                                  Shares           Value
    Beverages - 0.7%
              Peet's Coffee & Tea Inc. *                11,200      $   126,336
              Redhook ALE Brewery Inc. *                18,600           31,248
              Vermont Pure Holdings Ltd. *              24,400          117,120
                                                                    ------------
                                                                        274,704
    Biotechnology - 0.4%
              Lifecell Corp. *                          62,950          142,897
              Strategic Diagnostics Inc. *               3,200           22,720
                                                                    ------------
                                                                        165,617
    Building Materials - 0.4%
              Aaon Inc. *                                  525           12,847
              Craftmade International Inc.               8,400          131,964
                                                                    ------------
                                                                        144,811
    Chemicals - 1.4%
              Applied Extrusion
                Technologies Inc. *                     17,500          124,600
              Ethyl Corp. *                            141,200          129,904
              JLM Industries Inc. *                     22,100           35,139
              Lesco Inc. *                              19,600          168,560
              Mississippi Chemical Corp. *              37,800          106,974
                                                                    ------------
                                                                        565,177
    Commercial Services - 3.9%
              ACE Cash Express Inc. *                   11,400          107,160
              Calton Inc. *                             42,700           25,620
              Conrad Industries Inc. *                  12,100           62,315
              Cornell Companies Inc.. *                  4,500           79,425
              Exponent Inc. *                           16,600          204,512
              FTI Consulting Inc. *                      1,800           59,040
              Healthcare Services Group *                7,100           73,130
              Innotrac Corp. *                          19,300          133,170
              Interdent Inc. *                          59,700           51,939
              The Judge Group Inc. *                    17,000            9,860
              National Research Corp. *                  3,700           23,162
              Nexthealth Inc. *                         15,625           74,219
              Opinion Research Corp. *                  13,308           88,365
              Rock of Ages Corp. *                       4,900           24,549
              Superior Consultant Hldgs. *              15,700          131,880
              TeamStaff Inc. *                          16,400           94,792
              Track Data Corp. *                        27,550           40,223
              Versar Inc. *                             15,600           53,664
              Workflow Management Inc. *                37,000          176,490
                                                                    ------------
                                                                      1,513,515
    Computers - 4.4%
              AMX Corp. *                               43,200          100,656
              Ansoft Corp. *                             2,400           35,040
              Check Technology Corp. *                  11,950           72,178
              Ciber Inc. *                               2,499           23,613
              Compucom Systems Inc. *                    2,900            6,554
              Dataram Corp. *                           23,000          192,050
              Drexler Technology Corp. *                   500           11,885
              Esoft Inc. *                              20,200           16,362
              Fidelity National Information
                Solutions I *                           14,800          150,812
              ImageX.com Inc. *                         30,000           21,900
              Intelligroup Inc. *                       36,000           35,280

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry     Company                                   Shares          Value
    Computers, continued
             Manchester Technologies Inc. *             15,250      $    35,075
             Mitek Systems Inc. *                       51,600           74,820
             National Techteam Inc. *                   38,600          119,641
             Neomedia Technologies Inc. *                5,300              742
             OAO Technology Solutions Inc. *            58,100          141,764
             Printronix Inc. *                          13,100          122,616
             Rimage Corp. *                             19,725          160,167
             Seec Inc. *                                 1,100            1,540
             Sento Corp. *                               8,900           12,193
             SmartDisk Corp. *                          20,600           23,690
             Software Spectrum Inc. *                    9,400          147,236
             Tier Technologies Inc. *                    3,900           84,084
             Tripos Inc. *                               4,300           82,130
             Xanser Corp. *                             19,700           39,597
                                                                    ------------
                                                                      1,711,625
    Cosmetics/Personal Care - 0.2%
             Chattem Inc. *                              2,900           55,709
             Parlux Fragrances Inc. *                   12,300           22,817
                                                                    ------------
                                                                         78,526
    Distribution/Wholesale - 0.9%
             AG Services of America *                    7,100           78,100
             Advanced Marketing Services *               2,025           36,956
             Bell Microproducts Inc. *                     975           12,305
             Cellstar Corp. *                           88,800           74,592
             Navarre Corp. *                           110,700          120,663
             Nitches Inc.                                1,300            7,384
             SED International Holdings Inc. *          43,750           32,375
                                                                    ------------
                                                                        362,375
    Diversified Financial Services - 1.0%
             Aerocentury Corp. *                         5,900           28,025
             American Home Mortgage Holdings Inc.        2,500           30,250
             Asta Funding Inc. *                         2,410           36,656
             Hoenig Group Inc. *                         6,400           67,072
             Maxcor Financial Group *                   38,700          208,202
             TFC Enterprises Inc. *                     18,700           25,806
                                                                    ------------
                                                                        396,011
    Electric - 0.3%
             Cleco Corp. *                               2,700           59,319
             Conectiv                                    1,100           26,939
             Green Mountain Power Corp.                  1,600           29,840
                                                                    ------------
                                                                        116,098
    Electronics - 2.5%
             Advanced Photonix Inc. *                   65,650           49,238
             Aehr Test Systems *                         1,900            8,075
             Daktronics Inc. *                           2,000           16,900
             Fargo Electronics, Inc. *                  20,250          138,510
             IFR Systems Inc. *                         24,000           30,000
             Isco Inc.                                   6,750           67,838
             Nortech Systems Inc. *                      6,200           37,324
             OYO Geospace Corp. *                          500            5,970
             Phoenix Gold International *                  300              300
             Reptron Electronics Inc. *                 16,400           51,148
             Signal Technology Corp. *                  30,000          171,900
             Vicon Industries Inc. *                    23,200          107,880
             Viisage Technology Inc. *                  24,100          235,216
             Xetel Corp. *                              76,700           47,554
                                                                    ------------
                                                                        967,853

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry      Company                                  Shares           Value
    Engineering & Construction - 0.8%
              Altair International Inc. *               64,600      $    90,440
              Keith Cos Inc. *                          16,500          167,957
              Perini Corp. *                             5,500           38,500
                                                                    ------------
                                                                        296,897
    Entertainment - 0.4%
              American Skiing Company *                 15,400            7,700
              Integrity Inc. *                           8,600           54,180
              Laser-Pacific Media Corp. *               29,200           84,096
                                                                    ------------
                                                                        145,976
    Environmental Control - 1.0%
              Imco Recycling Inc. *                     15,500          110,825
              TRC Cos Inc. *                               500           25,000
              U.S. Liquids Inc. *                       30,600          173,808
              Waste Holdings Inc *                      13,700           86,310
                                                                    ------------
                                                                        395,943
    Food - 1.4%
              Amcon Distributing Company                 1,870            8,415
              Cal-Maine Foods Inc.                      16,300           59,006
              Green Mountain Coffee Inc. *               1,400           38,346
              Horizon Organic Holding Corp. *            8,000          132,160
              John B. Sanfilippo & Son *                 6,350           33,782
              Monterey Pasta Company *                  11,200           83,552
              Penn Traffic Company *                     8,125           43,063
              Rocky Mountain Choc Fact Inc. *            6,800           96,900
              Tasty Baking Company                         400            7,080
              Village Super Market *                     2,000           49,480
                                                                    ------------
                                                                        551,784
    Gas - 0.2%
              Delta Natural Gas Company Inc.             3,330           67,266

    Hand/Machine Tools - 0.0%
              P & F Industries *                         1,350            9,666

    Healthcare-Products - 4.9%
              Atrion Corp. *                             4,300          163,615
              BIO Vascular Inc. *                       25,400          199,136
              Bioanalytical Systems Inc. *              11,300           79,213
              Cepheid Inc. *                             7,600           31,920
              Criticare Systems Inc. *                  19,300           84,534
              Endocardial Solutions Inc. *              16,500           87,450
              LCA-Vision Inc. *                        137,700          121,176
              Laser Vision Centers Inc. *               30,050           62,204
              Lifecore Biomedical Inc. *                 5,800           64,612
              Medamicus Inc. *                           9,200          143,152
              Merit Medical Systems Inc. *               7,875          147,105
              North American Scientific *                2,800           37,520
              Novametrix Medical Systems *              19,500          156,000
              Orthologic Corp. *                         2,000            9,780
              Pharmanetics Inc. *                        6,300           45,675
              Radiance Medical Systems Inc. *           65,550          106,191
              Rita Medical Systems Inc. *               28,500          190,095
              SRI/Surgical Express Inc. *                1,300           20,800
              Urologix Inc. *                            1,300           26,065
              Vital Images Inc. *                       14,800          138,380
                                                                    ------------
                                                                      1,914,623

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry     Company                                  Shares           Value
    Healthcare-Services - 2.6%
             Air Methods Corp. *                        29,000      $   180,670
             Almost Family Inc. *                        5,800           83,230
             America Service Group Inc. *                  400            3,052
             Amsurg Corp. *                                800           21,744
             Chronimed Inc. *                           28,500          182,400
             Healthcare Recoveries Inc. *               36,900          169,740
             Horizon Health Corp. *                      8,900          134,034
             Option Care Inc. *                          3,900           76,245
             Orthodontic Centers Of America *            1,586           48,371
             Ramsay Youth Services Inc. *               22,100           89,063
             UnitedHealth Group Inc. *                     634           44,868
                                                                    ------------
                                                                      1,033,417
    Home Builders - 0.6%
             Dominion Homes Inc. *                       8,650          134,940
             Hovnanian Enterprises Inc. *                  411            8,746
             Meritage Corp. *                              450           23,085
             Newmark Homes Corp. *                         750           10,830
             Nobility Homes Inc. *                       4,900           41,671
             Schuler Homes Inc. *                          800           15,880
                                                                    ------------
                                                                        235,152
    Home Furnishings - 0.9%
             Cobra Electronics Corp. *                  13,400           84,152
             Flexsteel Inds.                             8,300           93,383
             Koss Corp.                                  4,200           59,892
             Royal Appliance Manufacturing *            19,000           94,810
                                                                    ------------
                                                                        332,237
    Insurance - 1.1%
             AON Corp.                                     436           15,487
             Donegal Group Inc.                          6,502           67,686
             Donegal Group Inc.                            951           10,081
             Merchants Group Inc.                        2,200           50,490
             Penn Treaty American Corp. *               43,400          275,590
             Vesta Insurance Group Inc.                  1,000            8,000
                                                                    ------------
                                                                        427,334
    Internet - 7.3%
             Artificial Life Inc. *                      9,100            3,185
             Ashford.com Inc. *                         27,000            7,290
             Ask Jeeves *                               44,900          152,660
             Audible Inc. *                             20,000           15,000
             Barnes & Noble.com Inc. *                   5,112            7,872
             CareerEngine Network Inc. *                21,700           16,275
             Carescience Inc. *                         21,800           27,250
             Concero Inc. *                             15,100            5,738
             Crossworlds Software Inc. *                16,800           78,288
             Digital River Inc. *                        2,600           41,392
             Divine Inc. *                             229,351          169,719
             Drugstore.Com *                            42,800           83,460
             E-Loan Inc. *                             137,900          253,736
             Fastnet Corp. *                            19,600           18,620
             FindWhat.com *                             22,800          123,120
             Firepond Inc. *                            79,800          103,740
             Harris Interactive Inc. *                  70,300          203,870
             Healthgate Data Corp. *                     1,600              720
             Hyperfeed Technologies Inc. *              13,500            8,235
             Insweb Corp. *                              7,250           30,813

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry      Company                                  Shares            Value
    Internet, continued
              Lante Corp. *                             12,600      $    15,246
              Liquid Audio *                            55,400          130,190
              Marketwatch.com Inc. *                    51,900          170,751
              Navidec Inc. *                            28,700           11,480
              Net Perceptions Inc. *                    83,000          141,100
              Onesource Information Service *            2,200           20,680
              Quotesmith.com Inc. *                     17,000           36,210
              Quovadx Inc. *                             1,163           10,637
              ScreamingMedia Inc. *                     82,100          180,620
              Softnet Systems Inc. *                    29,900           55,315
              TheStreet.com Inc. *                      51,300           65,664
              United Online Inc. *                       9,353           39,283
              Valueclick Inc. *                         42,414          121,304
              Via Net.Works Inc. *                      95,000           97,850
              Vicinity Corp. *                          98,600          178,466
              ePlus Inc. *                              21,600          206,280
              iGO Corp. *                               17,500            8,225
                                                                    ------------
                                                                      2,840,284
    Iron/Steel - 0.4%
              Olympic Steel Inc. *                      19,500           49,725
              Oregon Steel Mills Inc. *                  5,900           29,205
              Steel Technologies Inc.                   10,200           92,616
                                                                    ------------
                                                                        171,546
    Leisure Time - 0.2%
              Johnson Outdoors Inc. *                   10,200           81,090
              Navigant International Inc. *                800            9,160
                                                                    ------------
                                                                         90,250
    Lodging - 0.3%
              Suburban Lodges Of America *              19,400          132,890

    Machinery-Diversified - 0.5%
              Minuteman International Inc.               3,000           25,380
              Quipp Inc. *                              11,400          157,320
              Selas Corp. Of America                     1,000            2,100
                                                                    ------------
                                                                        184,800
    Media - 0.1%
              Point.360 *                               16,000           21,600

    Metal Fabricate/Hardware - 0.8%
              Atchison Casting Corp. *                  57,600          101,376
              Hawk Corp. *                              19,100           68,760
              Northwest Pipe Company *                   8,200          134,070
              Webco Industries Inc. *                    4,700           13,160
                                                                    ------------
                                                                        317,366
    Mining - 0.2%
              Echo Bay Mines Ltd. *                    183,700           97,361

    Misc. Manufacturing - 1.3%
              Advanced Technical Products Inc. *         4,500           78,255
              American Locker Group Inc. *               5,030           85,510
              Astronics Corp. *                          3,050           34,526
              Peerless MFG Company *                     8,000          144,400
              Rotonics Manufacturing Inc. *              7,200            4,896
              Summa Industries Inc. *                   19,850          161,778
                                                                    ------------
                                                                        509,365

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry     Company                                   Shares           Value
    Office/Business Equip - 0.0%
             General Binding Corp. *                     1,100      $    14,201

    Oil & Gas - 2.4%
             Adams Resources & Energy Inc.               1,800           14,040
             Benton Oil & Gas Company *                 72,300          104,112
             Brigham Exploration Company *              45,300          135,900
             Castle Energy Corp.                         4,450           26,433
             EEX Corp. *                                48,100           88,504
             Edge Petroleum Corp. *                      7,750           41,075
             Greka Energy Corp. *                       15,000          129,750
             Howell Corp.                                9,620          100,048
             Magnum Hunter Resources Inc. *              1,000            8,300
             Maynard Oil Company *                         750           14,612
             Miller Exploration Company *               28,450           22,191
             Mission Resources Corp. *                  21,200           74,200
             Petrocorp Inc. *                            1,000            9,000
             Petroleum Development Corp. *               1,300            8,021
             Remington Oil & Gas Corp. *                 1,400           24,220
             Royale Energy Inc. *                        6,100           38,857
             Wilshire Oil Of Texas *                    14,300           44,616
             Wiser Oil Company *                         6,900           36,915
                                                                    ------------
                                                                        920,794
    Oil & Gas Services - 0.4%
             Dawson Geophysical Company *               14,000          108,500
             Infinity Inc. *                             3,000           32,250
             Torch Offshore Inc. *                       2,600           15,600
                                                                    ------------
                                                                        156,350
    Packaging & Containers - 0.3%
             BWAY Corp. *                               11,700          128,700

    Pharmaceuticals - 2.0%
             D&K Healthcare Resources Inc.               1,115           63,499
             Heska Corp. *                              37,600           37,600
             Intrabiotics Pharmaceuticals Inc. *        71,400          194,922
             Meridian Medical Technology Inc.*          11,400          299,820
             Natrol Inc. *                              45,600          114,684
             Neogen Corp. *                              3,900           70,590
                                                                    ------------
                                                                        781,115
    Retail - 3.9%
             AC Moore Arts & Crafts Inc. *               3,700          109,150
             Benihana Inc. *                               300            4,710
             Tha Bombay Company Inc.  *                 39,600           90,288
             Calloway's Nursery Inc. *                  25,300           24,035
             Christopher & Banks Corp. *                   900           30,825
             Circuit City Stores-Carmax *                2,300           52,302
             Dave & Buster's Inc. *                     12,000           75,360
             First Cash Financial Services Inc. *       11,600           78,880
             Friedman's Inc.                               900            7,578
             Friendly Ice Cream Corp. *                 18,800           74,448
             Frisch's Restaurants Inc.                   3,300           50,985
             Gadzooks Inc. *                               500            6,870
             Gart Sports Company *                       1,650           34,650
             JOS A Bank Clothiers Inc. *                13,000           91,910
             Lillian Vernon Corp.                       10,600           70,490
             Mayor's Jewelers Inc. *                    51,700           82,720
             Mothers Work Inc. *                         3,300           30,690

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry      Company                                  Shares            Value
              Movie Gallery Inc. *                       4,650      $   113,274
              PC Mall Inc. *                            60,900          247,254
              Rubio's Restaurants Inc. *                25,000           81,500
              Rush Enterprises Inc. *                   12,500           87,375
              Sport Chalet Inc. *                        3,800           36,100
              Wilsons The Leather Experts *                750            8,558
              Zones Inc. *                              60,000           47,400
                                                                    ------------
                                                                      1,537,352
    Savings & Loans - 5.8%
              Abington Bancorp Inc.                      7,700          116,570
              Bancorp Connecticut Inc.                   2,100           40,950
              Bay State Bancorp Inc.                     2,700           98,685
              Bostonfed Bancorp Inc.                       400            9,640
              Camco Financial Corp.                     10,744          136,449
              Citizens First Financial Corp.             5,400           95,594
              Coastal Bancorp Inc.                         300            8,670
              Cooperative Bankshares Inc.                1,400           15,120
              Equitable Bank *                           1,300           32,630
              FSF Financial Corp.                        2,200           38,280
              First Place Financial Corp.                  537            8,458
              HMN Financial Inc.                         6,300           97,587
              IPSWICH Bancshares Inc.                    3,600           45,900
              Itla Capital Corp. *                         400            8,384
              Jacksonville Bancorp Inc.                  5,900          118,000
              LSB Corp.                                  8,300          105,327
              Lincoln Bancorp                            8,250          146,850
              Newmil Bancorp                             6,600           96,705
              North Central Bancshares Inc.              6,150          123,000
              Northeast Bancorp                          4,700           60,536
              PVF Capital Corp.                          2,255           25,031
              Provident Financial Hldgs. *               1,200           31,200
              Pulaski Financial Corp.                    6,300           99,225
              Riverview Bancorp Inc.                    10,498          127,551
              Sterling Savings Assn. *                     605            8,803
              Teche Holding Company                      4,000           79,200
              Timberland Bancorp Inc.                    6,900          106,950
              Warren Bancorp Inc.                       14,500          137,025
              Warwick Community Bancorp Inc.             3,200           66,912
              Washington Savings Bank                    1,300            6,643
              Yonkers Financial Corp.                    5,450          156,143
                                                                    ------------
                                                                      2,248,018
    Semiconductors - 0.7%
              DPAC Technologies Corp. *                 19,200           59,904
              Metron Technology *                        5,950           41,650
              SEMX Corp. *                              36,700           78,171
              Tegal Corp. *                             73,100           97,954
                                                                    ------------
                                                                        277,679
    Software - 5.1%
              Acclaim Entertainment Inc. *              15,000           79,500
              CAM Commerce Solutions Inc. *             24,200           96,800
              Catalyst International Inc. *              2,957            7,895
              Concur Technologies Inc. *                 1,200            2,214
              DocuCorp International Inc. *             29,100          180,420
              Document Sciences Corp. *                  2,588            6,988
              EPIQ Systems Inc. *                          900           17,415
              Group 1 Software Inc. *                   11,600          180,380
              HTE Inc. *                                73,000          146,000

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry  Company                                       Shares            Value
    Software, continued
             Landmark Systems Corp. *                    9,800      $    43,414
             Liquent Inc. *                              4,150            9,421
             Made2Manage Systems Inc. *                 15,900           58,035
             Mechanical Dynamics Inc. *                 11,300          111,305
             Mobius Management Systems Inc. *           44,200          132,600
             PLATO Learning Inc. *                       1,333           22,141
             Pervasive Software Inc. *                  78,500          229,220
             Prophet 21 Inc. *                           9,300           93,000
             QAD Inc. *                                 15,750           45,833
             Quality Systems Inc. *                      8,000          130,480
             Resonate Inc. *                            20,000           56,000
             Rogue Wave Software Inc. *                 30,600           97,920
             Timberline Software Corp.                  16,500           99,000
             Versant Corp. *                            32,600          132,356
             Webhire Inc. *                              1,160            1,485
                                                                    ------------
                                                                      1,979,822
    Telecommunications - 4.9%
             ACT Teleconferencing Inc. *                14,400          110,160
             Active IQ Technologies Inc. *               2,900           13,195
             Bogen Communications
               International *                          29,800           96,552
             ClearOne Communications Inc. *              3,300           55,044
             Farmstead Telephone Group *                12,000            8,520
             Glenayre Technologies Inc. *              163,400          266,342
             Globecomm Systems Inc. *                   25,900          156,436
             Goamerica Inc. *                           46,300          105,101
             Lightbridge Inc. *                            657            7,983
             Performance Technologies Inc. *               750            9,990
             RMH Teleservices Inc. *                     4,900           93,590
             SBE Inc. *                                  6,500            3,835
             Superior Telecom Inc. *                    87,500           99,750
             Tessco Technologies Inc. *                 13,300          228,095
             Triton Network Systems Inc. *              90,100           61,268
             Vyyo Inc. *                               179,300          259,985
             Wireless Telecom Group Inc.                44,500          126,380
             Xeta Technologies Inc. *                   34,200          198,360
                                                                    ------------
                                                                      1,900,586
    Textiles - 0.4%
             Culp Inc. *                                22,300           84,740
             Dixie Group Inc. *                         11,000           50,490
             Quaker Fabric Corp. *                       4,800           39,888
                                                                    ------------
                                                                        175,118

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
             SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited, continued
                     Showing percentage of total net assets
                                December 31, 2001


Industry  Company                                         Shares          Value
    Toys/Games/Hobbies - 0.6%
             Department 56 *                                2,700   $    23,220
             Racing Champions Corp. *                      15,700       193,110
                                                                    ------------
                                                                        216,330
    Transportation - 1.3%
             Forward Air Corp. *                              300        10,176
             HUB Group Inc. *                               9,000        94,320
             Landair Corp. *                               14,400       211,680
             PAM Transportation Svcs. *                     3,400        43,112
             Railamerica Inc. *                               700        10,122
             Union Pacific Corp.                            2,600       148,200
                                                                    ------------
                                                                        517,610
    Water - 0.4%
             Pennichuck Corp.                               3,467        93,600
             York Water Company                             1,650        48,263
                                                                    ------------
                                                                        141,863
                                                                    ============

    Total Common Stock (Identified Cost $25,927,919)                $30,502,481

Short-term Investments - 25.8%
    Money Market Funds - 25.8%
             Firstar U S Treasury Money Market
               Fund Institutional                      10,049,680    10,049,680
                                                                    ============


    Total Short-term Investments (Identified
       Cost $10,049,680)                                            $10,049,680
                                                                    ============


Total Investments - 104.0%                                          $40,552,161

Other Assets and Liabilities, net - (4.0)%                          $(1,547,428)
                                                                    ============

Total Net Assets - 100.0%                                           $39,004,733
                                                                    ============

* Non-income producing security as no dividends were paid during the period from July 1, 2001 to December 31, 2001.

** The aggregate identified cost on a tax basis is $35,977,599. Gross unrealized appreciation and depreciation were $5,702,296 and $1,127,734, respectively, or net unrealized appreciation of $4,574,562.

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2001

ASSETS:
           Investments at value (cost - $35,977,599)                                                                   $40,552,161
           Cash                                                                                                            107,797
           Receivable for shares sold                                                                                      554,322
           Receivable for dividends                                                                                         11,800
           Receivable for interest                                                                                          10,839
           Deferred organization costs                                                                                         624
------------------------------------------------------------------------------------------------------------------------------------
                Total assets                                                                                            41,237,543
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
           Payable for shares redeemed                                                                                     259,690
           Payable for investments purchased                                                                             1,939,442
           Payable for management fee                                                                                       30,762
           Accrued expenses                                                                                                  2,916
------------------------------------------------------------------------------------------------------------------------------------
                 Total liabilities                                                                                       2,232,810
------------------------------------------------------------------------------------------------------------------------------------
           NET ASSETS ( 4,897,635 SHARES OUTSTANDING)                                                                  $39,004,733
====================================================================================================================================
           Net asset value, offering and redemption price per share ($39,004,733/4,897,635)                            $      7.96
====================================================================================================================================

NET ASSETS REPRESENT:
           Paid-in capital                                                                                             $35,592,581
           Undistributed net investment income                                                                         $    (4,319)
           Undistributed net realized loss                                                                              (1,158,091)
           Net unrealized appreciation of investments                                                                    4,574,562
------------------------------------------------------------------------------------------------------------------------------------
           NET ASSETS                                                                                                  $39,004,733
====================================================================================================================================


See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2001


INVESTMENT INCOME:
           Dividends                                            $   40,538
           Interest                                                 39,362
--------------------------------------------------------------------------------
                 Total income                                       79,900

EXPENSES:
           Management fees                                          39,296
           Accounting fees                                          18,510
           Custody                                                  12,565
           Registration fees                                         5,800
           Audit fees                                                2,980
           Directors' fees                                             479
           Amortization of organization costs                          355
           Legal                                                       195
           Insurance                                                   160
--------------------------------------------------------------------------------
                 Total expenses                                     80,340
           Less fees waived                                        (21,397)
--------------------------------------------------------------------------------
                 Net expenses                                       58,943
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               20,957
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
           Net realized loss on investments                       (121,446)
           Net change in unrealized appreciation                 3,100,909
--------------------------------------------------------------------------------
           Net realized and unrealized gain                      2,979,463
--------------------------------------------------------------------------------
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS                $3,000,420
================================================================================

See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)


                                                          Six months ended      Year ended
INCREASE (DECREASE) IN NET ASSETS:                        December 31, 2001    June 30, 2001
OPERATIONS:
 Net investment income                                      $     20,957       $     40,226
 Net realized (loss) gain on investments                        (121,446)          (587,874)
 Net change in unrealized appreciation                         3,100,909          1,045,535
-------------------------------------------------------------------------------------------------
     Net increase resulting from operations                    3,000,420            497,887
-------------------------------------------------------------------------------------------------
 Distributions to shareholders:
     From net investment income                                  (56,610)           (20,254)
     From realized gains on investments                                0                  0
-------------------------------------------------------------------------------------------------
       Total distributions to shareholders                       (56,610)           (20,254)
FUND SHARE TRANSACTIONS:
 Proceeds from sale of shares                                 34,121,688         25,207,588
 Reinvestment of dividends                                        44,468             19,532
 Cost of shares redeemed                                      (7,183,248)       (19,012,495)
-------------------------------------------------------------------------------------------------
     Net increase from Fund share transactions                26,982,908          6,214,625
-------------------------------------------------------------------------------------------------
     Net increase in net assets                               29,926,718          6,692,258
NET ASSETS:
 Beginning of period                                           9,078,015          2,385,757
-------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment
      income of $31,334 on June 30, 2001                    $ 39,004,733       $  9,078,015
=================================================================================================

Number of Fund shares:
 Sold                                                          4,624,295          3,586,510
 Issued on dividends reinvested                                    5,723              3,066
 Redeemed                                                       (989,418)        (2,692,930)
-------------------------------------------------------------------------------------------------
     Net increase                                              3,640,600            896,646
 Outstanding at beginning of period                            1,257,035            360,389
-------------------------------------------------------------------------------------------------
 Outstanding at end of period                                  4,897,635          1,257,035
=================================================================================================


See accompanying notes to financial statements.

       BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                               Six months ended     Year ended      Year ended     Year ended      July 31, 1997* to
                                               December 31, 2001  June 30, 2001   June 30, 2000   June 30, 1999      June 30, 1998
PER SHARE DATA
 Net asset value, beginning of period           $         7.22    $        6.62   $        4.96   $        5.69     $         5.00
 Income (loss) from investment operations:
  Net investment income (loss)                            0.01             0.05            0.03           (0.02)             (0.02)
  Net realized and unrealized gain (loss)                 0.74             0.59            1.63           (0.71)              0.71
   Total from investment operations                       0.75             0.64            1.66           (0.73)              0.69
 Less distributions to shareholders:
  Net investment income                                  (0.01)           (0.04)           0.00            0.00               0.00
  Net realized gains                                      0.00             0.00            0.00            0.00               0.00
   Total distributions                                   (0.01)           (0.04)           0.00            0.00               0.00
 Net asset value, end of period                 $         7.96    $        7.22   $        6.62   $        4.96     $         5.69

TOTAL RETURN [1]                                          10.4%             9.8%           33.5%          (12.8%)             13.8%
RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period                      $   39,004,733    $   9,078,015   $   2,385,757   $   1,586,165     $    1,529,297
 Ratios to average net assets: [2]
  Expenses after waivers and reimbursements               0.75%            0.75%           0.75%           0.75%              0.75%
  Expenses before waivers and reimbursements              1.02%            1.61%           1.94%           2.43%              1.74%
  Net investment income (loss) after waivers
   and reimbursements                                     0.27%            0.77%           0.53%          (0.51%)            (0.38%)

 Portfolio turnover rate [2]                              4.98%          215.00%          39.50%          48.29%             61.70%

[1] Not annualized for periods less than a year.

[2] Annualized for periods less than a year.

*  July 31, 1997 commencement of operations

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

       On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

       Bridgeway Capital Management, Inc. is Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed in the preparation of financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

2.     Significant Accounting Policies, Continued:

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.     Management Contract:

       The Ultra-Small Company Tax Advantage Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Small Company Tax Advantage Portfolio for any operating expenses above 0.75%. To achieve this expense level the Adviser has waived $21,397 of the management fees for the six months ended December 31, 2001. The Adviser expects to continue this voluntary level of reimbursement, in the foreseeable future.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                   ULTRA-SMALL COMPANY TAX ADVANTAGE PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities other than cash equivalents were $19,698,992, and $337,633, respectively, for the six months ended December 31, 2001.

7.     Federal Income Taxes:

       During the six months ended December 31, 2001, the Fund paid a dividend from net investment income of $0.0118 per share to shareholders of record.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. The Fund utilized capital loss carryforwards to offset capital gains realized in the year ended June 30, 2001. At June 30, 2001 the Fund had $123,555 in capital loss carryforwards for federal income tax purposes which expire June 30, 2007.